UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2021

Westlake Chemical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Houston,	Suite 600 Texas	77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 19, 2021, North American Pipe Corporation, a wholly owned subsidiary of Westlake Chemical Corporation (“Westlake”), issued a press release announcing that it had completed its previously announced acquisition of LASCO Fittings, LLC (formerly known as Lasco Fittings, Inc.). A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Westlake under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 19, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ L. Benjamin Ederington

Name:	L. Benjamin Ederington
Title:	Senior Vice President, General Counsel, Chief Administrative Officer and Secretary

Date: August 19, 2021